UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois		60067
(Address of principal executive offices)		(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 3, 2011, Addus HomeCare Corporation (the “Company”) issued a press release announcing its earnings for the three and nine month periods ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.06.  Material Impairments

In connection with the review of the Company’s financial statements for the period ended September 30, 2011, the Company determined that the estimated fair value of its home health reporting unit was less than the net book value of the business. This conclusion was based on the current Federal and state reimbursement environments and continued pressure on reimbursement for the Company’s home health services, combined with ongoing declines in the market capitalization of the Company and updates to the Company’s business projection and forecasts.

Accordingly, the Company recorded an estimated non-cash goodwill and intangible asset impairment charge of approximately $16.0 million for the three months ended September 30, 2011. This determination, represents an estimate, was based on a preliminary evaluation of the Company’s goodwill as of June 30, 2011 and is subject to the completion of the Company’s annual impairment test as of October 1, 2011, which may result in an adjustment, which may be material to the loss recorded in the third quarter of 2011. The goodwill impairment charge is non-cash in nature and does not affect the Company’s liquidity, cash flows from operating activities, or have any impact on future operations.

The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 will include the estimated $16 million non-cash goodwill impairment charge.

Item 7.01.  Regulation FD Disclosure

The information contained in Items 2.02 and 2.06 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Addus HomeCare Corporation dated November 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: November 3, 2011	By:	/s/ Dennis B. Meulemans
	Name:	Dennis B. Meulemans
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Addus HomeCare Corporation dated November 3, 2011.